U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 April 27, 2000
                                 --------------
                Date of Report (Date of earliest event reported)


                                 MIM CORPORATION
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware              0-28740                      05-0489664
         --------              -------                      ----------
(State of Organization)(Commission File Number)(IRS Employer Identification No.)




                               100 Clearbrook Road
                            Elmsford, New York 10523
                            ------------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (914) 460-1640
                                 --------------
              (Registrant's telephone number, including area code)





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Item 5. Other Matters.
        -------------

               On April 27, 2000, MIM Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is filed as part of this report on Form 8-K:

     Exhibit 99.1 Press release, dated April 27, 2000, by MIM Corporation

               Exhibits.

99.1           Press release dated April 27, 2000.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MIM CORPORATION



                           By:  /s/ Barry A. Posner
                                -------------------
                               Barry A. Posner
                               Vice President and General Counsel

Date:  May 1, 2000

                                  EXHIBIT INDEX

Exhibit No.                  Exhibit
-----------                  -------

99.1                         Press Release, dated April 27, 2000.